                                                                                                                     page 1

                                                   SERVICER'S CERTIFICATE
                                             AMERICAN HONDA FINANCE CORPORATION
                            MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                                       Collection Period: 11/1/2006 through 11/30/2006
                                                                                             Determination Date: 12/11/2006
                                                                                                   Payment Date: 12/15/2006

I. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
   (A) Total Portfolio Balance                                                                            $1,872,756,536.96
   (B) Total Securities Balance                                                                           $1,872,756,536.96
   (C) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                                        $471,000,000.00
       (ii)  Class A-1 Notes Percentage (C(i)/B)                                                                     25.15%
       (iii) Class A-1 Notes Rate                                                                                  1.63000%
       (iv)  Class A-1 Notes Accrual Basis                                                                       Actual/360
   (D) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                                        $534,000,000.00
       (ii)  Class A-2 Notes Percentage (D(i)/B)                                                                     28.51%
       (iii) Class A-2 Notes Rate                                                                                    2.520%
       (iv)  Class A-2 Notes Accrual Basis                                                                           30/360
   (E) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                                        $535,000,000.00
       (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                     28.57%
       (iii) Class A-3 Notes Rate                                                                                    3.300%
       (iv)  Class A-3 Notes Accrual Basis                                                                           30/360
   (F) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                                        $271,900,000.00
       (ii)  Class A-4 Notes Percentage (F(i)/B)                                                                     14.52%
       (iii) Class A-4 Notes Rate                                                                                    3.810%
       (iv)  Class A-4 Notes Accrual Basis                                                                           30/360
   (G) Certificates
       (i)   Certificates Balance                                                                            $60,856,536.96
       (ii)  Certificates Percentage (G(i)/B)                                                                         3.25%
       (iii) Certificates Rate                                                                                       3.810%
       (iv)  Certificates Accrual Basis                                                                              30/360
   (H) Servicing Fee Rate                                                                                             1.00%
   (I) Portfolio Summary
       (i)   Weighted Average Coupon (WAC)                                                                            4.39%
       (ii)  Weighted Average Original Maturity (WAOM)                                                                58.52 months
       (iii) Weighted Average Remaining Maturity (WAM)                                                                50.49 months
       (iv)  Number of Receivables                                                                                  126,088
   (J) Reserve Fund
       (i)   Reserve Account Initial Deposit Percentage                                                               0.50%
       (ii)  Reserve Account Initial Deposit                                                                  $9,363,782.68
       (iii) Specified Reserve Account Percentage                                                                     0.75%
       (iv)  Specified Reserve Account Balance                                                               $14,045,674.03
   (K) Yield Supplement Account Deposit                                                                      $22,749,280.19

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
-------------------------------------------------
   (A) Total Portfolio Balance                                                                              $528,730,214.00
   (B) Total Securities Balance                                                                             $528,730,214.00
   (C) Cumulative Note and Certificate Pool Factor                                                                0.2823273
   (D) Class A-1 Notes
       (i)   Class A-1 Notes Balance                                                                                  $0.00
       (ii)  Class A-1 Notes Pool Factor                                                                          0.0000000
       (iii) Class A-1 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-1 Notes Principal Carryover Shortfall                                                            $0.00
   (E) Class A-2 Notes
       (i)   Class A-2 Notes Balance                                                                                  $0.00
       (ii)  Class A-2 Notes Pool Factor                                                                          0.0000000
       (iii) Class A-2 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-2 Notes Principal Carryover Shortfall                                                            $0.00
   (F) Class A-3 Notes
       (i)   Class A-3 Notes Balance                                                                        $232,913,331.64
       (ii)  Class A-3 Notes Pool Factor                                                                          0.4353520
       (iii) Class A-3 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-3 Notes Principal Carryover Shortfall                                                            $0.00
   (G) Class A-4 Notes
       (i)   Class A-4 Notes Balance                                                                        $271,900,000.00
       (ii)  Class A-4 Notes Pool Factor                                                                          1.0000000
       (iii) Class A-4 Notes Interest Carryover Shortfall                                                             $0.00
       (iv)  Class A-4 Notes Principal Carryover Shortfall                                                            $0.00
   (H) Certificates
       (i)   Certificates Balance                                                                            $23,916,882.36
       (ii)  Certificates Pool Factor                                                                             0.3930043
       (iii) Certificates Interest Carryover Shortfall                                                                $0.00
       (iv)  Certificates Principal Carryover Shortfall                                                               $0.00
   (I) Servicing Fee
       (i)   Servicing Fee Shortfall                                                                                  $0.00

                                                                                                                     page 2

                                                   AMERICAN HONDA FINANCE CORPORATION
                                  MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                                             Collection Period: 11/1/2006 through 11/30/2006
                                                                                             Determination Date: 12/11/2006
                                                                                                   Payment Date: 12/15/2006

   (J) End of Prior Month Account Balances
       (i)   Reserve Account                                                                                 $14,045,674.03
       (ii)  Yield Supplement Account                                                                         $3,230,131.59
       (iii) Payahead Account                                                                                         $0.00
       (iv)  Advances Outstanding                                                                               $192,524.33
   (K) Portfolio Summary as of End of Prior Month
       (i)   Weighted Average Coupon (WAC)                                                                            4.15%
       (ii)  Weighted Average Remaining Maturity (WAM)                                                                23.81 months
       (iii) Number of Receivables                                                                                   70,175
   (L) Note and Certificate Principal Distribution Percentages
       (i)   Note Percentage                                                                                         95.66%
       (ii)  Certificate Percentage                                                                                   4.34%

III. MONTHLY INPUTS FROM THE MAINFRAME
--------------------------------------
   (A) Precomputed Contracts Principal
       (i)   Scheduled Principal Collections                                                                          $0.00
       (ii)  Prepayments in Full                                                                                      $0.00
       (iii) Prepayments in Full due to Repurchases                                                                   $0.00
   (B) Precomputed Contracts Collections                                                                              $0.00
   (C) Precomputed Receivables Interest (B-A((i)+(ii)+(iii)))                                                         $0.00
   (D) Simple Interest Receivables Principal
       (i)   Principal Collections                                                                           $23,275,075.20
       (ii)  Prepayments in Full                                                                              $8,515,901.24
       (iii) Repurchased Receivables Related to Principal                                                             $0.00
   (E) Simple Interest Receivables Interest
       (i)   Simple Interest Collections                                                                      $1,837,799.09
   (F) Payment Advance for Precomputes
       (i)   Reimbursement of Previous Advances                                                                       $0.00
       (ii)  Current Advance Amount                                                                                   $0.00
   (G) Interest Advance for simple Interest - Net                                                               ($5,739.60)
   (H) Payahead Account
       (i)   Payments Applied                                                                                         $0.00
       (ii)  Additional Payaheads                                                                                     $0.00
   (I) Portfolio Summary as of End of Month
       (i)   Weighted Average Coupon (WAC)                                                                            4.14%
       (ii)  Weighted Average Remaining Maturity (WAM)                                                                22.89 months
       (iii) Remaining Number of Receivables                                                                         68,560
   (J) Delinquent Receivables                                       # Units          Dollar Amount
                                                                 -------------   ----------------------
       (i)   31-60 Days Delinquent                               2,074   3.03%   $15,604,954.72   3.14%
       (ii)  61-90 Days Delinquent                                 499   0.73%    $4,001,028.61   0.81%
       (iii) 91 Days or More Delinquent                             84   0.12%      $772,501.46   0.16%
   (K) Vehicles Repossessed During Collection Period                17   0.02%      $151,997.74   0.03%
   (L) Total Repossessed Vehicles in Inventory                      41   0.06%      $356,495.88   0.07%

IV. INPUTS DERIVED FROM OTHER SOURCES
-------------------------------------
   (A) Collection Account Investment Income                                                                           $0.00
   (B) Reserve Account Investment Income                                                                         $60,742.52
   (C) Yield Supplement Account Investment Income                                                                $14,599.89
   (D) Trust Fees Expense                                                                                             $0.00
   (E) Aggregate Net Losses for Collection Period                                                                 79,820.51
   (F) Liquidated Receivables Information
       (i)   Gross Principal Balance on Liquidated Receivables                                                   360,513.57
       (ii)  Liquidation Proceeds                                                                                162,384.12
       (iii) Recoveries from Prior Month Charge Offs                                                             118,308.94
   (G) Days in Accrual Period                                                                                            30
   (H) Deal age                                                                                                          30

                                                            MONTHLY COLLECTIONS
                                                            -------------------

V. INTEREST COLLECTIONS
-----------------------
   (A) Total Interest Collections (III(C)+E(i)-F(i)+F(ii)+G)                                                  $1,832,059.49

VI. PRINCIPAL COLLECTIONS
-------------------------
   (A) Principal Payments Received (III(A((i)+(ii))+(D(i)+(ii)))                                             $31,790,976.44
   (B) Liquidation Proceeds (IV(F(i)))                                                                           162,384.12
   (C) Repurchased Loan Proceeds Related to Principal (III(A(iii)+D(iii)))                                             0.00
   (D) Recoveries from Prior Month Charge Offs (IV(F(ii)))                                                       118,308.94
                                                                                                          -----------------
   (E) Total Principal Collections (A+B+C+D)                                                                 $32,071,669.50

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS (V(A)+VI(E))                                                   $33,903,728.99
----------------------------------------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                  $321,628.94
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                        $34,225,357.93
-------------------------------------

                                                                                                                     page 3

                                                   AMERICAN HONDA FINANCE CORPORATION
                                        Y SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                                             Collection Period: 11/1/2006 through 11/30/2006
                                                                                             Determination Date: 12/11/2006
                                                                                                   Payment Date: 12/15/2006

                                                          MONTHLY DISTRIBUTIONS
                                                          ---------------------

X. FEE DISTRIBUTIONS
--------------------
   (A) Servicing Fee
       (i)   Servicing Fee Due (I(H)/12)(II(B))+(II(H)(i))                                                      $440,608.51
       (ii)  Servicing Fee Paid ($ 0.24 per $1,000 original principal amount)                                    440,608.51
                                                                                                          -----------------
       (iii) Servicing Fee Shortfall                                                                                  $0.00
   (B) Reserve Account Investment Income (IV(B))                                                                 $60,742.52
   (C) Yield Supplement Account Investment Income (IV(C))                                                             $0.00
   (D) Trust Fees Expense (IV(D))                                                                                     $0.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
   (A) Interest
       (i)   Class A-1 Notes
             (a) Class A-1 Notes Interest Due                                                                         $0.00
             (b) Class A-1 Notes Interest Paid                                                                         0.00
                                                                                                          -----------------
             (c) Class A-1 Notes Interest Shortfall                                                                   $0.00
       (ii)  Class A-2 Notes
             (a) Class A-2 Notes Interest Due                                                                         $0.00
             (b) Class A-2 Notes Interest Paid                                                                         0.00
                                                                                                          -----------------
             (c) Class A-2 Notes Interest Shortfall                                                                   $0.00
       (iii) Class A-3 Notes
             (a) Class A-3 Notes Interest Due                                                                   $640,511.66
             (b) Class A-3 Notes Interest Paid                                                                   640,511.66
                                                                                                          -----------------
             (c) Class A-3 Notes Interest Shortfall                                                                   $0.00
       (iv)  Class A-4 Notes
             (a) Class A-4 Notes Interest Due                                                                   $863,282.50
             (b) Class A-4 Notes Interest Paid                                                                   863,282.50
                                                                                                          -----------------
             (c) Class A-4 Notes Interest Shortfall                                                                   $0.00
       (v)   Total Note Interest
             (a) Total Note Interest Due                                                                      $1,503,794.16
             (b) Total Note Interest Paid                                                                      1,503,794.16
                                                                                                          -----------------
             (c) Total Note Interest Shortfall                                                                        $0.00
             (d) Reserve Account Withdrawal for Note Interest                                                         $0.00
Amount available for distributions after Fees & Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                     $32,280,955.26
   (B) Principal
       (i)   Noteholders' Principal Distribution Amounts                                                     $30,756,115.34
       (ii)  Class A-1 Notes Principal
             (a) Class A-1 Notes Principal Due                                                                        $0.00
             (b) Class A-1 Notes Principal Paid                                                                        0.00
                                                                                                          -----------------
             (c) Class A-1 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (iii) Class A-2 Notes Principal
             (a) Class A-2 Notes Principal Due                                                                        $0.00
             (b) Class A-2 Notes Principal Paid                                                                        0.00
                                                                                                          -----------------
             (c) Class A-2 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (iv)  Class A-3 Notes Principal
             (a) Class A-3 Notes Principal Due                                                               $30,756,115.34
             (b) Class A-3 Notes Principal Paid                                                               30,756,115.34
                                                                                                          -----------------
             (c) Class A-3 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (v)   Class A-4 Notes Principal
             (a) Class A-4 Notes Principal Due                                                                        $0.00
             (b) Class A-4 Notes Principal Paid                                                                        0.00
                                                                                                          -----------------
             (c) Class A-4 Notes Principal Shortfall                                                                  $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00
       (vi)  Total Notes Principal
             (a) Total Notes Principal Due                                                                    30,756,115.34
             (b) Total Notes Principal Paid                                                                   30,756,115.34
                                                                                                          -----------------
             (c) Total Notes Principal Shortfall                                                                      $0.00
             (d) Reserve Account Withdrawal                                                                           $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
   Amount available for deposit into reserve account                                                          $1,524,839.92
   Amount deposited into reserve account                                                                               0.00
   Excess Amount Released from Reserve Account                                                                         0.00
                                                                                                          -----------------
   Excess funds available to Certificateholders                                                                1,524,839.92
                                                                                                          -----------------

                                                                                                                     page 4

                                                   AMERICAN HONDA FINANCE CORPORATION
                                  MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                                             Collection Period: 11/1/2006 through 11/30/2006
                                                                                             Determination Date: 12/11/2006
                                                                                                   Payment Date: 12/15/2006

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
   (A) Interest
       (i)   Certificate Monthly Interest Due                                                                    $75,936.10
       (ii)  Certificate Interest Shortfall Beginning Balance                                                         $0.00
                                                                                                          -----------------
       (iii) Total Certificate Interest Due                                                                      $75,936.10
       (iv)  Certificate Interest Paid                                                                            75,936.10
                                                                                                          -----------------
       (v)   Certificate Interest Shortfall Ending Balance                                                            $0.00
   (B) Principal
       (i)   Certificate Monthly Principal Due                                                                $1,395,374.67
       (ii)  Certificate Principal Shortfall Beginning Balance                                                        $0.00
                                                                                                          -----------------
       (iii) Total Certificate Principal Due                                                                  $1,395,374.67
       (iv)  Certificate Principal Paid                                                                        1,395,374.67
                                                                                                          -----------------
       (v)   Certificate Principal Shortfall Ending Balance                                                           $0.00
   (C) Release to Seller                                                                                         $53,529.15

                                                           DISTRIBUTIONS SUMMARY
                                                           ---------------------

   (A) Total Collections                                                                                     $34,225,357.93
   (B) Service Fee                                                                                              $440,608.51
   (C) Trustee Fees                                                                                                    0.00
   (D) Class A1 Amount                                                                                                $0.00
   (E) Class A2 Amount                                                                                                $0.00
   (F) Class A3 Amount                                                                                       $31,396,627.00
   (G) Class A4 Amount                                                                                          $863,282.50
   (H) Amount Deposited into Reserve Account                                                                          $0.00
   (I) Certificateholders                                                                                     $1,471,310.77
   (J) Release to seller                                                                                         $53,529.15
   (K) Total amount distributed                                                                              $34,225,357.93
   (L) Amount of Draw from Reserve Account                                                                             0.00
   (M) Excess Amount Released from Reserve Account                                                                     0.00

                                                      DISTRIBUTION TO SECURITYHOLDERS
                                                      -------------------------------

   Note Interest Distribution Amount                                                                          $1,503,794.16
      Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
      Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
      Class A-3 Notes:   ($ 1.20 per $1,000 original principal amount)
      Class A-4 Notes:   ($ 3.18 per $1,000 original principal amount)

   Note Principal Distribution Amount                                                                         30,756,115.34
      Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
      Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
      Class A-3 Notes:   ($ 57.49 per $1,000 original principal amount)
      Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

   Note Interest Carryover Shortfall                                                                                   0.00
      Change from immediately preceding Payment Date                                                                   0.00
      Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
      Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
      Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
      Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

   Note Principal Carryover Shortfall                                                                                  0.00
      Change from immediately preceding Payment Date                                                                   0.00
      Class A-1 Notes:   ($ 0.00 per $1,000 original principal amount)
      Class A-2 Notes:   ($ 0.00 per $1,000 original principal amount)
      Class A-3 Notes:   ($ 0.00 per $1,000 original principal amount)
      Class A-4 Notes:   ($ 0.00 per $1,000 original principal amount)

   Certificate Interest Distribution Amount                                                                       75,936.10
                         ($ 1.25 per $1,000 original principal amount)

   Certificate Principal Distribution Amount                                                                   1,395,374.67
                         ($ 22.93 per $1,000 original principal amount)

   Certificate Interest Carryover Shortfall                                                                            0.00
      Change from immediately preceding Payment Date                                                                   0.00
                         ($ 0.00 per $1,000 original principal amount)
   Certificate Principal Carryover Shortfall                                                                           0.00
      Change from immediately preceding Payment Date                                                                   0.00
                         ($ 0.00 per $1,000 original principal amount)

                                                                                                                     page 5

                                                   AMERICAN HONDA FINANCE CORPORATION
                                  MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                                             Collection Period: 11/1/2006 through 11/30/2006
                                                                                             Determination Date: 12/11/2006
                                                                                                   Payment Date: 12/15/2006

                                                    PORTFOLIO AND SECURITY SUMMARY
                                                    ------------------------------
                                                                                    Beginning                    End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                                        of Period                 of Period
--------------------------------------------                                     ---------------          -----------------
   (A) Balances and Principal Factors
       (i)    Aggregate Balance of Notes                                         $504,813,331.64            $474,057,216.30
       (ii)   Note Pool Factor                                                         0.2786099                  0.2616354
       (iii)  Class A-1 Notes Balance                                                       0.00                       0.00
       (iv)   Class A-1 Notes Pool Factor                                              0.0000000                  0.0000000
       (v)    Class A-2 Notes Balance                                                       0.00                       0.00
       (vi)   Class A-2 Notes Pool Factor                                              0.0000000                  0.0000000
       (vii)  Class A-3 Notes Balance                                             232,913,331.64             202,157,216.30
       (viii) Class A-3 Notes Pool Factor                                              0.4353520                  0.3778640
       (ix)   Class A-4 Notes Balance                                             271,900,000.00             271,900,000.00
       (x)    Class A-4 Notes Pool Factor                                              1.0000000                  1.0000000
       (xi)   Certificates Balance                                                 23,916,882.36              22,521,507.69
       (xii)  Certificates Pool Factor                                                 0.3930043                  0.3700754
       (xiii) Total Principal Balance of Notes and Certificates                   528,730,214.00             496,578,723.99
   (B) Portfolio Information
       (i)    Weighted Average Coupon (WAC)                                                4.15%                      4.14%
       (ii)   Weighted Average Remaining Maturity (WAM)                                    23.81 months               22.89 months
       (iii)  Remaining Number of Receivables                                             70,175                     68,560
       (iv)   Portfolio Receivable Balance                                       $528,730,214.00            $496,578,723.99
   (C) Outstanding Advance Amount                                                    $192,524.33                $186,784.73
   (D) Outstanding Payahead Balance                                                        $0.00                      $0.00

                                                        SUMMARY OF ACCOUNTS
                                                        -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
   (A) Beginning Reserve Account Balance                                                                     $14,045,674.03
   (B) Draws                                                                                                           0.00
       (i)   Draw for Servicing Fee                                                                                    0.00
       (ii)  Draw for Interest                                                                                         0.00
       (iii) Draw for Realized Losses                                                                                  0.00
   (C) Excess Interest Deposited into the Reserve Account                                                              0.00
   (D) Reserve Account Balance Prior to Release                                                               14,045,674.03
   (E) Reserve Account Required Amount                                                                        14,045,674.03
   (F) Final Reserve Account Required Amount                                                                  14,045,674.03
   (G) Excess Reserve Account Amount                                                                                   0.00
   (H) Release of Reserve Account Balance to Seller                                                                    0.00
   (I) Ending Reserve Account Balance                                                                         14,045,674.03

XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
-----------------------------------------------
   (A) Beginning Yield Supplement Account Balance                                                              3,230,131.59
   (B) Investment Earnings                                                                                        14,599.89
   (C) Investment Earnings Withdraw                                                                                    0.00
   (D) Additional Yield Supplement Amounts                                                                             0.00
   (E) Yield Supplement Deposit Amount                                                                           321,628.94
   (F) Release of Yield Deposit Account Balance to Seller                                                              0.00
                                                                                                          -----------------
   (G) Ending Yield Supplement Account Balance                                                                 2,923,102.54

XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-----------------------------------------------
   (A) Liquidated Contracts
       (i)   Liquidation Proceeds                                                                               $162,384.12
       (ii)  Recoveries on Previously Liquidated Contracts                                                       118,308.94
   (B) Aggregate Net Losses for Collection Period                                                                 79,820.51
   (C) Net Loss Rate for Collection Period (annualized)                                                               0.19%
   (D) Cumulative Net Losses for all Periods                                                                   7,426,268.84
   (E) Delinquent Receivables                                        # Units          Dollar Amount
                                                                 -------------   ----------------------
       (i)   30-59 Days Delinquent                               2,074   3.03%   $15,604,954.72   3.14%
       (ii)  60-89 Days Delinquent                                 499   0.73%    $4,001,028.61   0.81%
       (iii) 90 Days or More Delinquent                             84   0.12%      $772,501.46   0.16%

XVIII. REPOSSESSION ACTIVITY                                        # Units           Dollar Amount
----------------------------                                     -------------   ----------------------
   (A) Vehicles Repossessed During Collection Period                17   0.02%      $151,997.74   0.03%
   (B) Total Repossessed Vehicles in Inventory                      41   0.06%      $356,495.88   0.07%

                                                                                                                     page 6

                                                   AMERICAN HONDA FINANCE CORPORATION
                                  MONTHLY SERVICER REPORT -- Honda Auto Receivables 2004-2 Owner Trust
                                             Collection Period: 11/1/2006 through 11/30/2006
                                                                                             Determination Date: 12/11/2006
                                                                                                   Payment Date: 12/15/2006

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
------------------------------------------------------------
   (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
       (i)   Second Preceding Collection Period                                                                       0.34%
       (ii)  Preceding Collection Period                                                                              0.00%
       (iii) Current Collection Period                                                                                0.19%
       (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.18%
   (B) Ratio of Balance of Contracts Delinquent 61 Days or More to the
          Outstanding Balance of Receivables.
       (i)   Second Preceding Collection Period                                                                       0.88%
       (ii)  Preceding Collection Period                                                                              0.89%
       (iii) Current Collection Period                                                                                0.91%
       (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.89%

   (C) Loss and Delinquency Trigger Indicator                                                          Trigger was not hit.

     I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.

     /s/ Paul C. Honda
     --------------------------------------------
     Paul C. Honda
     Assistant Vice President